UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2022

OmniAb, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40720 (Commission File Number)	98-1584818 (I.R.S. Employer Identification No.)

5980 Horton Street, Suite 600 Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

(510) 250-7800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OABI	Nasdaq Nasdaq Global Market
Warrants to purchase common stock	OABIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Information

On November 18, 2022, OmniAb, Inc. (the “Company”) announced that Janssen Biotech, Inc. (“Janssen”) has notified the Company that the first commercial sale (as defined under the terms of the licensing agreement between OmniAb and an affiliate of Janssen) of TECVAYLI™ (teclistamab) in the United States had occurred, and the Company now expects to receive the related $25 million milestone payment and expects to book $25 million of milestone revenue in Q4 2022.

Forward-Looking Statements

OmniAb cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on OmniAb’s current beliefs and expectations and include, but are not limited to, the expected timing and receipt of the teclistamab milestone payment and related recognition of revenue. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in OmniAb’s business, including, without limitation: OmniAb is dependent on Janssen for the commercialization of teclistimab and risks related to the receipt and actual timing of milestone payments from Janssen; and other risks described in OmniAb’s prior press releases and filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and OmniAb undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniAb, Inc.

Date: November 18, 2022	By:	/s/ Kurt A. Gustafson
	Name:	Kurt A. Gustafson
	Title:	Executive Vice President, Finance and Chief Financial Officer